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                                                                      EXHIBIT 23

The Board of Directors
Central Parking Corporation:

We consent to the use of our report incorporated herein by reference.


/s/ KPMG Peat Marwick LLP
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Nashville, Tennessee
December 29, 1998



                                      E-54